Exhibit 32.1

Chief Executive and Financial Officer Certification (Section 906)

                            CERTIFICATION PURSUANT TO
                            18 U.S.C., SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), We, the undersigned Chief Executive and Financial Officer of EATware Corporation, (the "Company"), hereby certify that, to the best of our knowledge, the Quarterly Report on Form 10-QSB/A of the Company for the period ended March 31, 2006 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 14, 2006


                                         By: /s/ Ricky Chiu
                                            -----------------------------------
                                            Ricky Chiu
                                            President (Chief Executive Officer)

                                         By: /s/ Eddie Chou
                                            -----------------------------------
                                            Eddie Chou
                                            Treasurer (Chief Financial Officer)





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